UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

WASHINGTON TRUST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Broad Street
Westerly,	Rhode Island	02891
(Address of principal executive offices)		(Zip Code)

(401)	348-1200
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $.0625 PAR VALUE PER SHARE	WASH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 28, 2026, the Corporation held its 2026 Annual Meeting by remote communication. On the record date of March 3, 2026, there were 19,039,948 shares outstanding and eligible to vote, of which 16,321,159 shares, or 85.7%, were represented in person or by proxy at the 2026 Annual Meeting.

The following is a brief description of each matter voted on by the Corporation’s shareholders at the 2026 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

Proposal 1
The election of four individuals to the Board of Directors, each to serve for a three-year term and until their successors are duly elected and qualified:

	Term	Votes For	Votes Withheld	Broker Non-votes
Robert A. DiMuccio, CPA	3 years	11,781,491	996,643	3,543,025
Sandra Glaser Parrillo	3 years	12,498,562	279,572	3,543,025
Debra M. Paul	3 years	12,516,988	261,146	3,543,025
Jeffrey M. Wilhelm	3 years	12,642,254	135,880	3,543,025

Proposal 2
The ratification of the selection of Crowe LLP to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,242,854	46,018	32,287	—

Proposal 3
The approval of an amendment to the Washington Trust Bancorp, Inc. 2022 Long Term Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,244,048	417,457	116,629	3,543,025

Proposal 4
Approval, on a non-binding advisory basis, of the compensation of the Corporation’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,126,399	557,449	94,286	3,543,025

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date:	May 1, 2026	By:	/s/ Ronald S. Ohsberg
Ronald S. Ohsberg
Senior Executive Vice President, Chief Financial Officer and Treasurer